Fees Summary	Oct. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 38,507,202.68
Previously Paid Amount	0.00
Total Fee Amount	5,317.84
Total Offset Amount	0.00
Net Fee	$ 5,317.84